SECURITIES AND EXCHANGE COMMISSION


                                  Washington, D.C. 20549


                                         Form 8-K

                                      CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of
                            the Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported):     September 30, 1994 (September 30, 1994)


                                         Maytag Corporation
                (Exact name of registrant as specified in its charter)


  Delaware                          1-655                   42-0401785
(State or other                 (Commission          (IRS Employer
jurisdiction of                 File Number)         Identification No.)
incorporation)


403 West 4th Street North, Newton, Iowa                               50208
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number,
including area code:  (515) 792-8000


                                      N/A
       (Former name or former address, if changed since last report.)









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Item 5.  Other Events

    The Company announced today that it will not proceed with a planned initial public stock offering of its combined Australian subsidiaries, as was previously announced on May 23, 1994.

    A copy of the Company's press release issued September 30, 1994 is attached as Exhibit 99(a) and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(c)                                 Exhibits.

    The exhibits accompanying this report are listed in the accompanying
Exhibit Index.

































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    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Maytag Corporation
                                         (Registrant)

                                    By:Mark A. Garth
                                       Mark A. Garth
                                         Vice President &
                                         Corporate Controller



September 30, 1994
       (Date)


































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                               EXHIBIT INDEX

                  The following exhibit is filed herewith.


Exhibit No.              Exhibit

    99(a)             Press Release.





































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